UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act Of 1934

Date of Report (Date of earliest event reported): December 17, 2021

PORTILLO’S INC.

(Exact name of registrant as specified in its charter)

Delaware	001-40951	87-1104304
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2001 Spring Road, Suite 400 Oak Brook, Illinois	60523
(Address of principal executive offices)	(Zip Code)

(630) 954-3773

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Class A Common Stock, $0.01 par value	PTLO	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 17, 2021, the Board of Directors (the “Board”) of Portillo’s Inc. (the “Company”) elected Paulette R. Dodson to serve on the Company’s Board, effective immediately. Ms. Dodson also has been appointed to the Nominating and Corporate Governance Committee of the Board. In connection with Ms. Dodson’s election, the Board increased its size from seven to eight directors.

The Board determined that Ms. Dodson is an independent director within the meaning of the Nasdaq listing standards. There are no arrangements or understandings between Ms. Dodson and any other persons pursuant to which she was elected as a director. There are no transactions and no proposed transactions between Ms. Dodson and the Company that would be required to be disclosed pursuant to Item 404(a) of Regulation S-K.

The Company will enter into its standard form of indemnification agreement with Ms. Dodson, a copy of which is filed as Exhibit 10.7 to the Company’s Quarterly Report on Form 10-Q, filed with the SEC on November 18, 2021. Ms. Dodson will also participate in the compensation arrangements established by the Company for non-employee directors.

Item 7.01 Regulation FD Disclosure.

On December 23, 2021, the Company issued a press release announcing the appointment of Ms. Dodson to the Board. A copy of the press release is being furnished as Exhibit 99.1 hereto and is incorporated herein by reference.

The press release is being furnished pursuant to Item 7.01, and the information contained therein shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

99.1	Press release

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 23, 2021	Portillo’s Inc.

	By:	/s/ Michelle Hook
	Name:	Michelle Hook
	Title:	Chief Financial Officer and Treasurer
(Principal Financial Officer)